UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     February 24, 2006 (February 22, 2006)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                      33-59650                  13-3662953
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                237 Park Avenue
               New York, New York                                  10017
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    (Address of principal executive offices)                     (Zip code)

                                 (212) 527-4000
                                ----------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Revlon Executive Bonus Plan

     For purposes of the SEC's rules on events required to be reported on Form 8-K, the Revlon Executive Bonus Plan (the "Bonus Plan") is a cash bonus plan in which executives and key employees including, among others, the "named executive officers" of the Company, are eligible to participate. The Bonus Plan is an executive bonus plan that is intended to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, as amended. Participants in the Bonus Plan, including "named executive officers" for purposes of the Company's proxy statement, are eligible to receive annual cash bonuses payable pursuant to the Bonus Plan, based upon the achievement of one or more pre-established, objective performance goals ("performance factors") established by a committee of the Board of Directors that administers the Bonus Plan (the "Committee"). The Committee consists of the Compensation and Stock Plan Committee of the Board of Directors of Revlon, Inc.

     On February 22, 2006, the Compensation and Stock Plan Committee of the Board of Directors of Revlon, Inc. determined that the performance factors for 2006 would be EBITDA, consumption and net sales (collectively, the "2006 Performance Factors"). The actual bonus amount payable to each named executive officer pursuant to the Bonus Plan, if any, will be based upon the percentage by which the established 2006 Performance Factors are met or exceeded.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REVLON CONSUMER PRODUCTS CORPORATION

                                          By: /s/ Robert K. Kretzman
                                          Robert K. Kretzman
                                          Executive Vice President, Chief Legal
                                          Officer, General Counsel and Secretary


Date: February 24, 2006